UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 12, 2020

Sypris Solutions, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-24020	61-1321992
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

101 Bullitt Lane, Suite 450
Louisville, Kentucky		40222
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (502) 329-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	SYPR	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

☐

Item 5.07.  Submission of Matters to a Vote of Security Holders.

The regular Annual Meeting of Stockholders of Sypris Solutions, Inc. was held in Louisville, Kentucky on May 12, 2020, for the purpose of voting on the proposals described below. Proxies for the meeting were solicited pursuant to Section 14(a) of the Securities Exchange Act of 1934 and there was no solicitation in opposition to management’s nominees for directors. The total number of shares of common stock outstanding as of March 18, 2020, the record date of the Annual Meeting of Stockholders, was 21,309,508.

Matters submitted to stockholders at the meeting and the voting results thereof were as follows:

Election of Directors. The stockholders of the Company elected each of the Class III director nominees proposed by the Company’s Board of Directors to serve until the 2023 Annual Meeting of Stockholders and until their successors are duly elected and qualified. The following is a breakdown of the voting results:

DIRECTOR	FOR	WITHHELD	BROKER NON-VOTES
William G. Ferko	12,102,019	740,062	0
Jeffrey T. Gill	12,259,015	583,066	0

Approval of the 2020 Sypris Omnibus Plan. The stockholders of the Company approved the 2020 Sypris Omnibus Plan. Generally, the Plan authorizes awards of cash bonuses and stock (restricted and unrestricted), stock options and stock appreciation rights, to directors, officers and other employees of the Company, with respect to, in the aggregate, 3,000,000 shares of Common Stock, plus 1,596,271 shares remaining under the 2015 Sypris Omnibus Plan as of its expiration on May 5, 2020. The following is a breakdown of the voting results:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
11,271,951	1,517,084	53,046	0

Advisory Vote on Named Executive Officer Compensation. The stockholders of the Company approved an advisory resolution approving the compensation of the Company’s named executive officers as disclosed in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 3, 2020 (the “Proxy Statement”). The following is a breakdown of the voting results:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
12,166,319	617,094	58,668	0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 15, 2020	Sypris Solutions, Inc.

/s/ Anthony C. Allen
	By:	Anthony C. Allen
Vice President and Chief Financial Officer